John Hancock Funds II

Spectrum Income Fund (the “fund”)

Supplement dated June 26, 2019 to the current Summary Prospectus, as may be supplemented

Effective July 1, 2019, the “Annual fund operating expenses” table and the “Expense example” table in the “Fund summary” section are amended and restated as follows to reflect that the Rule 12b-1 fee rate for Class A shares of the fund is reduced:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	A		C
Management fee	0.73		0.73
Distribution and service (Rule 12b-1) fees	0.25	[1]	1.00
Other expenses[2]	0.18		0.18
Total annual fund operating expenses	1.16		1.91
Contractual expense reimbursement[3]	–0.04		–0.04
Total annual fund operating expenses after expense reimbursements	1.12		1.87

1 Distribution and service (Rule 12b-1) fees have been restated to reflect the Rule 12b-1 plan fee schedule effective July 1, 2019.

2 ”Other expenses” have been restated to reflect contractual changes in custody and transfer agency fees.

3 The advisor contractually agrees to reduce its management fee or, if necessary, make payment to Class A and Class C shares in an amount equal to the amount by which expenses of the class, as applicable, exceed 1.12% and 1.87%, respectively, of average daily net assets attributable to the class. For purposes of this agreement, “expenses of the class” means all expenses of the applicable class (including fund expenses attributable to the class), excluding (a) taxes, (b) portfolio brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. The agreement expires on December 31, 2019, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund’s reimbursement amounted to 0.01% of the fund’s average daily net assets. This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then, except as shown below, assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	A	C
Shares		Sold	Not Sold
1 year	510	290	190
3 years	750	596	596
5 years	1,009	1,028	1,028
10 years	1,749	2,229	2,229

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.